UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 24, 2025

HarborOne Bancorp, Inc.

(Exact Name of Registrant as Specified in its Charter)

Massachusetts	001-38955	81-1607465
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number

770 Oak Street, Brockton, Massachusetts 02301

(Address of principal executive offices)

(508) 895-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	HONE	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.04	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plan

As previously announced, on April 24, 2025, HarborOne Bancorp, Inc. (“HarborOne”), HarborOne Bank, a wholly owned subsidiary of HarborOne (“HarborOne Bank”), Eastern Bankshares, Inc. (“Eastern”), and Eastern Bank, a wholly owned subsidiary of Eastern, entered into an Agreement and Plan of Merger (the “Merger Agreement”). Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, Eastern will acquire HarborOne and HarborOne Bank through the merger of HarborOne with and into Eastern, with Eastern as the surviving entity (the “Merger”). Pursuant to the Merger Agreement, shareholders of HarborOne will receive for each share of HarborOne common stock, par value $0.01 (“HarborOne Common Stock”), at the holder’s election, either (i) 0.765 shares of Eastern common stock (the “Stock Consideration”) or (ii) $12.00 in cash, subject to proration to ensure that the total number of shares of HarborOne Common Stock that receive the Stock Consideration represents between 75% and 85% of the total number of shares of HarborOne Common Stock outstanding immediately prior to the effective time of the Merger.

On September 24, 2025, HarborOne and Eastern issued a joint press release announcing that Eastern has caused the election form and letter of transmittal to be distributed to holders of HarborOne Common Stock so HarborOne shareholders may elect to receive either Eastern common stock, cash or a combination of both upon the completion of the previously announced pending combination of Eastern and HarborOne. The election deadline for HarborOne shareholders is anticipated to be 5:00 p.m. (Eastern Time) on October 28, 2025 (with an earlier deadline of 5:00 p.m. (Eastern Time) on October 23, 2025, for those who own HarborOne common stock through the HarborOne ESOP and 401(k) plans). Eastern and HarborOne intend to announce the definitive election deadline (the “Election Deadline”) at least 5 business days (but not more than 15 business days) prior to the Election Deadline.

On September 24, 2025, HarborOne sent notices to participants in each of (i) the HarborOne Bank 401(k) Plan (the “401K Plan”), (ii) the HarborOne Mortgage LLC Retirement Plan (the “Retirement Plan” and together with the 401K Plan, the “Plans”), and (iii) the HarborOne Bancorp, Inc. Employee Stock Ownership Plan (the “ESOP”), informing them of blackout periods pursuant to Section 101(i)(2)(E) of the Employee Retirement Income Security Act of 1974, as amended, with respect to the Plans and the ESOP.

In regards to the Plans, a blackout period is expected to begin as of 4:00 p.m. (Eastern Time) on October 23, 2025, and is expected to end at 4:00 p.m. (Eastern Time) on November 4, 2025 (the “Plans Blackout Period”). During the Plans Blackout Period, participants in the Plans will be unable to direct or diversify the assets held in HarborOne Stock Fund accounts. With respect to the ESOP, a blackout period is expected to begin as of 4:00 p.m. (Eastern Time) on October 24, 2025 and is expected to end on November 17, 2025 (the “ESOP Blackout Period” and together with the Plans Blackout Period, the “Blackout Periods”). During the ESOP Blackout Period, the ESOP will not process any distribution requests. The Blackout Periods are being imposed in order to accommodate the administration of the election and conversion process for shares of HarborOne Common Stock held in the Plans and the ESOP.

Also on September 24, 2025, HarborOne sent a notice (the “BTR Notice”) pursuant to Section 306 of the Sarbanes-Oxley Act of 2002 and Section 104 of Regulation Blackout Trading Restriction (“BTR”) promulgated pursuant to the Securities Exchange Act of 1934 to its directors and executive officers informing them of the Blackout Periods. During the Blackout Periods, all directors and executive officers of HarborOne will be prohibited from, directly or indirectly, purchasing, selling or otherwise acquiring or transferring HarborOne Common Stock (and related derivative securities). There are limited exclusions and exemptions from Rule 104(b) of Regulation BTR. The above prohibition is in addition to other restrictions on trading activity that HarborOne may impose on its executive officers and directors from time to time, including under the HarborOne’s insider trading policy.

A copy of the BTR Notice, which includes the information specified in Rule 104(b) of Regulation BTR, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Caution Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding anticipated future events and can be identified by the fact that they do not relate strictly to historical or current facts. You can identify these statements from the use of the words “may,” “will,” “should,” “could,” “would,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” “target” and similar expressions. Forward-looking statements, by their nature, are subject to risks and uncertainties. There are many factors that could cause actual results to differ materially from expected results described in the forward-looking statements.

Factors relating to the proposed Merger that could cause or contribute to actual results differing materially from expected results include, but are not limited to, the possibility that revenue or expense synergies or the other expected benefits of the Merger may not materialize in the timeframe expected or at all, or may be more costly to achieve; that the Merger may not be timely completed, if at all; that prior to the completion of the Merger or thereafter, Eastern or HarborOne may not perform as expected due to Merger-related uncertainty or other factors; that required regulatory or other approvals are not obtained or other closing conditions are not satisfied in a timely manner or at all; that the Merger Agreement closing conditions are not satisfied in a timely manner or at all; that the timing of completion of the proposed Merger is dependent on various factors that cannot be predicted with precision at this point; reputational risks and the reaction of the companies’ customers to the Merger; the inability to implement onboarding or transition plans and other consequences associated with the Merger; continued pressures and uncertainties within the banking industry and Eastern and HarborOne’s markets, including changes in interest rates and deposit amounts and composition, adverse developments in the level and direction of loan delinquencies, charge-offs, and estimates of the adequacy of the allowance for loan losses, increased competitive pressures, asset and credit quality deterioration, and legislative, regulatory, and fiscal policy changes and related compliance costs; and diversion of management time on Merger-related issues.

These forward-looking statements are also subject to the risks and uncertainties applicable to our respective businesses generally that are disclosed in Eastern’s and HarborOne’s respective 2024 Annual Reports on Form 10-K. Eastern’s and HarborOne’s SEC filings are accessible on the SEC's website at sec.gov and on their respective corporate websites of Eastern and HarborOne at investor.easternbank.com and harboronebancorp.com. These web addresses are included as inactive textual references only. Information on these websites is not part of this document. For any forward-looking statements made in this press release, Eastern and HarborOne claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Except as required by law, each company specifically disclaims any obligation to update any forward-looking statements as a result of developments occurring after the date of this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)       Exhibits

Number	Description

99.1	Regulation BTR Blackout Notice, dated September 24, 2025, provided to directors and executive officers of HarborOne Bancorp, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

HARBORONE BANCORP, INC.

	By:	/s/ Joseph F. Casey
	Name:	Joseph F. Casey
	Title:	President and Chief Executive Officer

Date: September 24, 2025